                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Section 240.14a-12

                               USDATA Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      5)    Total fee paid:

            --------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                                  [USDATA LOGO]


                                 www.usdata.com
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               -- MAY 28, 2002 --

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of USDATA Corporation, a Delaware corporation (the "Company" or "USDATA") will be held on Tuesday, May 28, 2002, at 10:00 a.m. local time, at our headquarters located at 2435 North Central Expressway, Richardson, TX 75080-2759 (the "Annual Meeting"). A list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, during ordinary business hours, beginning on April 19, 2002 and continuing through the Annual Meeting. You will find directions to the Annual Meeting on our web site at www.usdata.com.

Holders of USDATA's common stock and preferred stock of record at the close of business on April 19, 2002 are entitled to receive this notice and to vote at this meeting or any adjournments that may take place. At the Annual Meeting, you will be asked to:

o    Elect five directors to serve until the 2003 Annual Meeting, and

o    Attend to any other business properly presented at the meeting.

We also will report on USDATA's 2001 business results and other matters of interest to our stockholders. You will have an opportunity at the meeting to ask questions, make comments and meet our management team.

All stockholders are cordially invited to attend the meeting. No admission tickets are required. Whether or not you expect to attend the meeting, please complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope. This will ensure representation of your shares in the event you are unable to attend the meeting. You may revoke your proxy and vote in person at the meeting if you so desire.

OUR BOARD OF DIRECTORS IS A VITAL RESOURCE. NO MATTER HOW MANY SHARES YOU HOLD, WE CONSIDER YOUR VOTE IMPORTANT, AND WE ENCOURAGE YOU TO VOTE AS SOON AS POSSIBLE.

This proxy statement, accompanying proxy card and 2001 Annual Report on Form 10-K are being mailed to stockholders beginning on or about April 30, 2002 in connection with the solicitation of proxies by the board of directors of USDATA Corporation.

Please contact Robert A. Merry, President and Chief Executive Officer, at (972) 680-9700 with any questions or concerns.

Sincerely,


/s/ ROBERT A. MERRY


Robert A. Merry
President and Chief Executive Officer
April 30, 2002



[USDATA LOGO]

                               USDATA CORPORATION
                          2435 NORTH CENTRAL EXPRESSWAY
                          RICHARDSON, TEXAS 75080-2759

                                 PROXY STATEMENT

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2002

          This proxy statement is furnished in connection with the solicitation of proxies from the holders of USDATA Corporation common stock and preferred stock by the Board of Directors for use at the 2002 annual meeting (the "Annual Meeting"). This proxy statement and accompanying form of proxy are first being mailed to our stockholders on or about April 30, 2002.

TIME AND PLACE; PURPOSE

          The Annual Meeting will be held at USDATA's corporate offices, 2435 North Central Expressway, Richardson, Texas 75080-2759. At the meeting, you will be asked to vote upon: (1) the election of five directors to serve until the 2003 annual meeting and (2) such other matters as may properly come before the meeting.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

          The Board of Directors has fixed the close of business on April 19, 2002 as the record date for the Annual Meeting. Only holders of record of shares of USDATA's common stock and preferred stock on the record date are entitled to notice of and to vote at the meeting. On the record date, there were: 2,836,138 shares of USDATA common stock; 50,000 shares of USDATA Series A Preferred Stock; 265,000 shares of USDATA Series B Preferred Stock; and 53,750 shares of USDATA Series C Preferred Stock (collectively the "Preferred Stock") outstanding and entitled to vote at the meeting.

          Each holder of record of USDATA common stock as of the record date is entitled to cast one vote per share. The holders of USDATA Preferred Stock as of the record date is entitled to cast one vote per share of common stock that may be received upon conversion of their Preferred Stock to common stock and for which the holders of those shares are entitled to vote with the holders of common stock as a single class on all matters submitted to our stockholders. As of the record date, the Preferred Stock was convertible into 2,333,028 shares of common stock, including accrued dividends. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of USDATA common stock and Preferred Stock entitled to vote is necessary to constitute a quorum at the meeting. A properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate number of shares represented and entitled to vote at the meeting, will have no effect on the vote. In addition, where brokers are prohibited from exercising discretionary authority in voting shares for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in vote totals, but will be counted for purposes of determining whether there is a quorum at the Annual Meeting.

          All shares of USDATA common stock and Preferred Stock represented by properly executed proxies received prior to or at the meeting and not revoked will be voted in accordance with the instructions indicated in the proxies. If no instructions are indicated on a properly executed and timely returned proxy, the persons named in the proxy will vote the shares FOR election of the five nominees of the Board of Directors. If you decide to attend the Annual Meeting, you can vote your shares in person, even if you have already returned your proxy.



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



          The Board of Directors is not currently aware of any business to be acted upon at the meeting other than as described in this proxy statement. If, however, other matters are properly brought before the meeting, or any adjournments or postponements of the meeting, the persons appointed as proxies will have discretion to vote or act on such matters according to their best judgment.

          You may revoke your proxy at any time prior to its use by delivering or mailing in sufficient time to be received prior to the meeting a signed notice of revocation or a later-dated signed proxy to the Chief Financial Officer of USDATA, at the address listed on the notice of annual meeting of stockholders, or by attending the meeting and voting in person. Attendance at the meeting will not in itself constitute the revocation of a proxy.

          USDATA will pay the cost of solicitation of proxies. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners, and USDATA will, upon request, reimburse them for their reasonable expenses in so doing. To the extent necessary to ensure sufficient representation at the meeting, USDATA may request, in person, by telephone or telecopy, the return of proxy cards. Such solicitation may be made by USDATA's directors, officers or regular employees. USDATA also may employ an outside firm to assist in the solicitation of proxies, and the cost for such services would be paid by USDATA.



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



                              QUESTIONS AND ANSWERS

Q:   WHAT MAY I VOTE ON?
A: You may vote on the election of five directors who have been nominated to serve on our board of directors.

Q:   HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
A:   The board recommends a vote FOR each board nominee.

Q:   HOW DO I VOTE?
A: Sign and date each proxy card you receive, mark the boxes indicating how you wish to vote, and return the proxy card in the prepaid envelope provided.

     If you sign your proxy card but do not mark any boxes showing how you wish to vote, your shares will be voted as recommended by the board of directors.

     Your proxy may be revoked by: (a) providing notice in writing to Robert A. Merry, our President and Chief Executive Officer or Jennifer P. Dooley, our Chief Financial Officer, at any time, or (b) by advising either Mr. Merry or Ms. Dooley at the Annual Meeting that you wish to revoke your proxy and vote your shares in person. Your attendance at the meeting will not constitute an automatic revocation of the proxy.

Q:   WHAT IF I HOLD MY USDATA SHARES IN A BROKERAGE ACCOUNT?
A: If you hold your USDATA shares through a broker, bank or other nominee, you will receive a voting instruction form directly from them describing how to vote your shares. This form will, in most cases, offer you the following voting options:

     1.   by telephone,
     2.   via the Internet, or
     3.   by returning the form to your broker.

Q:   WHAT IF I WANT TO CHANGE MY VOTE?
A: You may change your vote at any time before the Annual Meeting by any of the following methods:

     1.   notifying Jennifer P. Dooley, our Chief Financial Officer, in writing,
     2.   voting in person at the meeting, or
     3.   submitting a proxy card with a later date.

     If you hold your shares through a broker, bank or other nominee and wish to vote at the meeting, you must obtain a legal proxy from that nominee authorizing you to vote at the Annual Meeting. We will be unable to accept a vote from you at the meeting without that form. If you hold your shares directly and wish to vote at the Annual Meeting, no additional forms will be required.

Q:   HOW WILL DIRECTORS BE ELECTED?
A: The five nominees receiving the highest number of affirmative votes at a meeting of the stockholders at which a quorum is present will be elected as directors.



[USDATA LOGO]                          3

Q:   WHO WILL COUNT THE VOTES?
A: Ms. Jennifer P. Dooley, Chief Financial Officer of USDATA will count the votes and act as the inspector of elections.

Q:   WHAT IS A QUORUM?
A: A quorum is a majority of the outstanding shares entitled to be cast on a matter. The shares may be represented at the meeting either in person or by proxy. To hold the meeting, there must be a quorum present.

Q:   WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
A: Your shares may be registered differently or may be in more than one account. We encourage you to have all accounts registered in the same name and address (whenever possible). You may obtain information about how to do this by contacting our transfer agent at:

         Mellon Investor Services
         85 Challenger Road
         Ridgefield Park, NJ 07660
         (toll-free telephone 800-526-0801)

     If you provide Mellon Investor Services with photocopies of the proxy cards that you receive or with the account numbers that appear on each proxy card, it will be easier for Mellon Investor Services to combine your accounts.

     You also can find information on transferring shares and other useful stockholder information on their web site at www.melloninvestor.com.

Q:   WHAT IS THE EFFECT IF I ABSTAIN OR FAIL TO GIVE INSTRUCTIONS TO MY BROKER?
A: If you submit a properly executed proxy, your shares will be counted as part of the quorum even if you abstain from voting or withhold your vote for a particular director.

     Broker non-votes also are counted as part of the quorum. A broker non-vote occurs when banks, brokers or other nominees holding shares on behalf of a stockholder do not receive voting instructions from the stockholder by a specified date before the meeting. In this event, banks, brokers and other nominees may vote those shares on matters deemed routine. The election of directors is considered a routine matter.

     Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and have the effect of negative votes. A "withheld" vote is treated the same as an abstention. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Q:   WHO CAN ATTEND THE MEETING?
A: All stockholders are encouraged to attend the meeting. Admission tickets are not required.

Q:   WHAT IS A STOCKHOLDER PROPOSAL?
A: A stockholder proposal is your recommendation or requirement that we, or our board of directors take action on a matter that you intend to present at a meeting of stockholders. However, under the proxy rules we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations.



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



Q:   CAN ANYONE SUBMIT A STOCKHOLDER PROPOSAL?
A: To be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of our common stock for at least one year by the date you submit your proposal. You also must continue to hold those securities through the date of the meeting.

Q: IF I WISH TO SUBMIT A STOCKHOLDER PROPOSAL FOR THE ANNUAL MEETING IN 2003, WHAT ACTION MUST I TAKE?
A: If you wish us to consider including a stockholder proposal in the proxy statement for the annual meeting in 2003, you must submit the proposal, in writing, so that we receive it no later than 120 days December 31, 2002. The proposal must meet the requirements established by the Securities and Exchange Commission. Send your proposal to:

         Jennifer P. Dooley
         Chief Financial Officer
         USDATA Corporation
         2435 North Central Expressway
         Richardson, TX 75080-2759

     As to any proposal presented by a stockholder at the annual meeting that has not been included in the proxy statement, management proxies will be allowed to use their discretionary voting authority unless we receive notice of such proposal no later than March 15, 2003.

Q:   WHO ARE USDATA'S LARGEST STOCKHOLDERS?
A: As of April 19, 2002, Safeguard Scientifics, Inc. ("Safeguard") beneficially owns 33.7%, SCP Private Equity Partners II, L.P. ("SCP") beneficially owns 46.4%, Technology Leaders I L.P. beneficially owns 6.0%, Technology Leaders II L.P. beneficially owns 6.0%, and our directors and executive officers as a group beneficially own 3.3%, of our common stock. At April 19, 2002, no other stockholder owned more than 5% of our common stock (on an as-converted basis).



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



                              ELECTION OF DIRECTORS


Directors are elected annually and serve a one-year term. There are five nominees for election this year. Each nominee is currently serving as a director and has consented to serve until the next annual meeting if elected, and until his successor is elected and qualified. You will find detailed information on each nominee below. If any director is unable to stand for re-election after distribution of this proxy statement, the board may reduce its size or designate a substitute. If the board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate. Under the terms of an investors' rights agreement we entered into with certain of our stockholders, the holders of the Series C Preferred Stock may nominate one director to the board of directors. The holders of the Series C Preferred Stock have nominated Mr. Churchill pursuant to these terms. Information concerning the nominees for election as directors is presented below. Each nominee has consented to being named and, if elected, to serve as a director.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH NOMINEE. THE FIVE NOMINEES WHO RECEIVE THE HIGHEST NUMBER OF AFFIRMATIVE VOTES WILL BE ELECTED AS DIRECTORS.

                                                                                                           SERVED AS
 NAME OF DIRECTOR               AGE                        INFORMATION ABOUT DIRECTOR                     DIRECTOR SINCE
 ----------------               ---                        --------------------------                     --------------
WINSTON J. CHURCHILL            62      Mr. Churchill has been Managing General Partner of SCP Private        2000
                                        Equity Partners since its inception, and has over 25 years of experience in private equity investment.  Mr. Churchill
                                        founded Churchill Investment Partners, Inc. in 1989 and CIP
                                        Capital, L.P., a venture capital fund, in 1990.  Prior to
                                        that, Mr. Churchill was a Managing General Partner of a
                                        private investment firm, that specialized in leveraged buyouts on behalf of Bessemer Securities Corporation.  Mr. Churchill is a director of a number of companies, both public and
                                        private, including Amkor Technology, Inc. and Visalign, LLC, for which he serves as Chairman.  Mr. Churchill has served on our board since October 2000 and in February 2001 was elected
                                        Chairman of the Board.  In February 2001, he was also elected to the compensation committee to serve as its Chairman.  He also serves on the Audit Committee.

JAMES W. DIXON                  55      Director; Mr. Dixon serves as Chief Executive Officer of              1994
                                        Network Integration Services, Inc., a network management
                                        services company for mid-sized businesses.  Prior to that, Mr.
                                        Dixon served as Chief Executive Officer of Broadreach
                                        Consulting, Inc., an internet professional services company, from 1997 to 2001.  From 1987 to 1996, Mr. Dixon served as
                                        Chief Executive Officer and Chairman of CompuCom Systems,
                                        Inc., a provider of technology management services and
                                        information technology products. Mr. Dixon is a director of
                                        AER Energy, Inc.  Mr. Dixon serves on the Audit Committee.



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



ROBERT A. MERRY                 52      President, Chief Executive Officer;  Mr. Merry has served as          1997
                                        our President and Chief Executive Officer since July 1997.
                                        From June 1995 to July 1997, Mr. Merry served as president of the Process Manufacturing Strategic Business Unit of
                                        Electronic Data Systems ("EDS") and from March 1992 to June
                                        1995, he served as the Vice President and Regional Sales
                                        Manager of Manufacturing.

JACK L. MESSMAN                 62      Director; Mr. Messman has served as chairman of the board and         1994
                                        chief executive officer for Novell, Inc., a leader in Net
                                        business solutions, since November 2001.  Mr. Messman
                                        previously served as president and chief executive officer for
                                        Novell, Inc., since its July 2001 merger with Cambridge
                                        Technology Partners, where Mr. Messman served as president and chief executive officer from August 1999 to July 2001.  From
                                        April 1991 until August 1999, Mr. Messman served as chairman and chief executive officer of Union Pacific Resources Group,
                                        Inc., an energy company.  Mr. Messman is a director of Novell,
                                        Inc., Metallurg, Inc., RadioShack Corporation, and Safeguard
                                        Scientifics, Inc.
                                        Mr. Messman was elected to the Compensation Committee in May
                                        2001, replacing Max D. Hopper, who was a member of the Board of Directors from 1995 through May 2001.

ARTHUR R. SPECTOR               61      Director; Mr. Spector is a Managing Director of the General           1994
                                        Partner and of the management company of Safeguard
                                        International Fund, L. P. ("SIF"), an international private equity fund.  From January 1997 to March 1998, Mr. Spector served as a managing director of TL Ventures LLC, a venture capital management company organized to manage day-to-day
                                        operations of TL Ventures III L. P. and TL Ventures III
                                        Offshore L. P.  From January 1995 to December 1996, Mr.
                                        Spector served as director of acquisitions for SIF.    Mr.
                                        Spector is Chairman of the Board of Directors of Neoware
                                        Systems, Inc., a Director of DocuCorp International, Inc. and
                                        various companies in the Safeguard International portfolio.
                                        Mr. Spector is Chairman of the Audit Committee and also serves on the Compensation  Committee.



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



                            COMPENSATION OF DIRECTORS

Annual and Meeting Attendance Fees. Our Board of Directors are reimbursed for attendance at our board and annual stockholder meetings. Directors who are not executive officers of Safeguard, SCP or our employees are reimbursed for travel expenses incurred in connection with attending board meetings or other business but do not receive compensation for serving as directors.

Stock Options. Directors who are not executive officers of Safeguard, or any of their respective wholly owned subsidiaries, or are not employees of us or any of our subsidiaries receive:

     o options to purchase 4,000 shares of our common stock upon initial election to the board, vesting 25% each year starting on the first anniversary of the grant date, and

     o annual service grants of 1,000 shares of our common stock, fully vested as of the grant date.

Directors' options have an eight-year term. The exercise price is equal to the closing price of a share of our common stock on the grant date.

Upon election to the board in May 2001, Mr. Churchill received 4,000 shares at an exercise price of $2.50 per share.

Prior to the adoption of the stock equity compensation program described above, directors received an initial stock option grant of 3,000 shares. Upon adoption of the current plan in February 2000, Mr. Dixon, Mr. Messman and Mr. Spector each received an option for 1,000 shares at an exercise price of $78.4375 per share vesting 25% each year starting on the first anniversary of the grant date. Annual service grants of 1,000 shares were made in May 2001 and May 2000 to Mr. Dixon, Mr. Messman and Mr. Spector at an exercise price of $2.50 per share and $33.4375 per share, respectively. Annual service grants of 600 shares were made in April 1999 to Mr. Dixon, Mr. Messman and Mr. Spector at an exercise price of $17.50 per share.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors held eight meetings in 2001, and has established two committees; the Audit Committee and Compensation Committee. Each director attended at least 75% of the total number of meetings of the board and committees of which he was a member during the period in which he served as a director. Information regarding each committee is set forth below.

Audit Committee. The audit committee, pursuant to the written charter adopted by the board of directors and attached as Appendix A recommends our independent accountants, discusses the scope and results of our audit with the independent accountants, reviews with management and the independent accountants our interim and year-end operating results, considers the adequacy of our internal accounting controls and audit procedures, and reviews the non-audit services to be performed by the independent accountants. During 2001, the Audit Committee met 3 times.

Compensation Committee. The compensation committee reviews and recommends compensation arrangements for senior management, including salaries, cash incentives and option grants and administers our equity compensation plan. During 2001, the Compensation Committee met once.

Nominating Committee. The Company has no Nominating Committee.



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



                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of three outside directors and operates under a charter adopted by the Board of Directors according to the rules and regulations of the Securities and Exchange Commission and the Nasdaq National Market. The Audit Committee charter is attached as Appendix A. The Audit Committee members are Mr. Churchill, Mr. Dixon and Mr. Spector, and Mr. Spector is Chairperson of the Audit Committee. The Board of Directors believes that all of these directors are independent as defined by the Nasdaq National Market.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2001, which include our consolidated balance sheets as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity (deficit) and comprehensive loss and cash flows for each of the three years in the period ended December 31, 2001, and the notes thereto.

The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall the information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

Review With Management

The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions With Independent Accountants

The Audit Committee held three meetings in conjunction with the full board during our fiscal year ended December 31, 2001. The Audit Committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independent Standards Board Standard No. 1 (that relates to the accountant's independence from us and our related entities) and has discussed with KPMG LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

Fees Billed by Independent Auditors

The fees we incurred from our principal auditor for the fiscal year ended December 31, 2001 is comprised of the following: $66,000 for the annual audit, $19,500 for quarterly reviews, $9,500 for review of the federal income tax return and $11,500 for the audit of our 401k Plan.

SUBMITTED BY THE AUDIT COMMITTEE OF USDATA CORPORATION

Arthur R. Spector, Chairperson, Winston J. Churchill &
James W. Dixon



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



                        EXECUTIVE OFFICERS OF THE COMPANY

NAME                                       AGE                     POSITION
----                                       ---                     --------
Robert A. Merry                            52                      President, Chief Executive Officer

Edward R. Nugent                           44                      Vice-President Global Distribution &
                                                                   Services

Timothy G. Davis                           37                      Vice-President Marketing and Product
                                                                   Development


Robert A. Merry's employment background is described above under Election of Directors

Edward R. Nugent - Mr. Nugent joined USDATA in 1992 and has held a variety of positions prior to becoming Vice President Global Distribution and Services, including VP of Sales in the Americas and Asia Pacific Division and Chief Operating Officer of the USDATA products division. Prior to joining USDATA, Mr. Nugent was with Boeing Computer Services, Research and Technology Division. During his tenure at Boeing, he was assigned to the National Institute of Science and Technology as a Research Associate for manufacturing automation. Mr. Nugent holds a master of business administration from the University of Puget Sound, in Washington, and was an Associate Professor in the Operations Research department there. He also holds an undergraduate degree in Engineering Mechanics from the University of Wisconsin - Madison.

Timothy G. Davis - Mr. Davis joined USDATA in 1992 and has held a variety of positions before being promoted to Vice President Marketing and Development, including director of product marketing, product marketing manager, branch sales manager and sales engineer. Prior to joining USDATA, Mr. Davis spent five years in software development positions at Trinity Consultants and TU Electric. Mr. Davis holds a master of business administration degree from Southern Methodist University, Dallas, a master of computer science degree from University of Texas at Arlington and a bachelor of science degree in nuclear engineering from Purdue University in Indiana.


                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                       AND CERTAIN OTHER BENEFICIAL OWNERS
                              AS OF APRIL 19, 2002

The following table sets forth the beneficial ownership of our common stock by each person known to us to beneficially own 5% or more of our common stock, each of our directors and nominees, each of our executive officers and each of our directors and executive officers as a group. The calculation of the percentage of our common stock beneficially owned as of April 19, 2002 is based on 2,836,138 shares of common stock issued and outstanding as of that date, plus 2,333,028 shares of common stock that may be received by the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (all of which includes accrued dividends) upon conversion to common stock and for which the holders of those shares are entitled to vote with the holders of common stock as a single class on all matters submitted to our stockholders. Share amounts have been adjusted to reflect the one-for-five reverse stock split effective August 21, 2001.



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



                              Shares of
                              Common Stock            Shares of                Shares of               Shares of
                              Beneficially  % of      Series A      % of       Series B     % of       Series C     % of
                              Owned         Voting    Preferred     Voting     Preferred    Voting     Preferred    Voting
Name                                        Class     Stock         Class      Stock        Class      Stock        Class
---------------------------   ------------ ---------- ------------- ---------- ------------ ---------- ------------ ----------
Safeguard Scientifics,        1,742,467(1)      33.7%    50,000        100.0%     132,500      50.0%
Inc.
800 The Safeguard building
435 Devon Park Drive
Wayne, PA 19087

SCP Private Equity            3,093,743(2)      46.4%                             132,500      50.0%      53,750       100.0%
Partners II, L.P.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA  19087

Technology Leaders I            311,772(3)      6.0%
L.P.
800 The Safeguard building
435 Devon Park Drive
Wayne, PA 19087

Technology Leaders II L.P.      311,771(4)      6.0%
800 The Safeguard building
435 Devon Park Drive
Wayne, PA 19087

Winston J. Churchill              1,000(5)        *

James W. Dixon                    9,840(6)        *

Robert A. Merry                 101,436(7)      1.9%

Jack L. Messman                  20,395(8)        *

Arthur R. Spector                 6,669(9)        *

Timothy G. Davis                13,550(10)        *

Edward R. Nugent                19,851(11)        *

Executive officers and
directors as a group (7        172,741(12)      3.3%
persons)


* Less than 1% of outstanding shares of common stock

Each individual has the sole power to vote and to dispose of the shares (other than shares held jointly with spouse) except as follows:

(1) Includes shares held by Safeguard Scientifics (Delaware), Inc., a wholly-owned subsidiary of Safeguard. All of the shares beneficially owned by Safeguard have been pledged by Safeguard as collateral under its line of credit. Also includes 261,792 shares that may be acquired upon conversion of 50,000 shares of Series A Preferred Stock (100% of that class) and 477,493 shares that may be acquired upon conversion of 132,500 shares of Series B Preferred Stock (50% of that class). Does not include shares beneficially owned by each of Technology Leaders I L.P. and Technology Leaders II L.P., venture capital partnerships in which Safeguard has a beneficial interest. Safeguard disclaims beneficial ownership of the shares beneficially owned by each of Technology Leaders I L.P. and Technology Leaders II L.P.



[USDATA LOGO]                          11

(2) Includes 477,493 shares that may be acquired upon conversion of 132,500 shares of Series B Preferred Stock (50% of that class) and 1,116,250 shares that may be acquired upon conversion of 53,750 shares of Series C-1 Preferred Stock (100% of that class). Also includes 1,500,000 shares that may be acquired upon conversion of 75,000 shares of Series C-2 Preferred Stock pursuant to currently exercisable warrants to purchase 75,000 shares of Series C-2 Preferred Stock.

(3) Consists of Technology Leaders L.P. and Technology Leaders Offshore C.V. Technology Leaders Management L.P., the sole general partner of Technology Leaders L.P. and the co-general partner of Technology Leaders Offshore C.V., exercises, through its executive committee, sole investment and voting power with respect to the shares owned by such entities. Of the 311,772 shares owned by Technology Leaders I, 166,205 shares are owned by Technology Leaders L.P. and 145,567 shares are owned by Technology Leaders Offshore C.V. Technology Leaders L.P., Technology Leaders Offshore C.V., Technology Leaders Management L. P., Technology Leaders II L.P., Technology Leaders II Offshore C.V. and Technology Leaders II Management L.P. are members of a group for purposes of Sections 13(d) and 13(g) of the Securities Exchange Act of 1934. Technology Leaders I L.P. disclaims beneficial ownership of the shares beneficially owned by Technology Leaders II L.P.

(4) Consists of Technology Leaders II L.P. and Technology Leaders II Offshore C.V. Technology Leaders II Management L.P., the sole general partner of Technology Leaders II L.P. and the co-general partner of Technology Leaders II Offshore C.V., exercises, through its executive committee, sole investment and voting power with respect to the shares owned by such entities. Of the 311,771 shares owned by Technology Leaders II, 173,750 shares are owned by Technology Leaders II L.P. and 138,021 shares are owned by Technology Leaders II Offshore C.V. Technology Leaders L.P., Technology Leaders Offshore C.V., Technology Leaders Management L.P., Technology Leaders II L.P., Technology Leaders II Offshore C.V. and Technology Leaders II Management L.P. are members of a group for purposes of Sections 13(d) and 13(g) of the Securities Exchange Act of 1934. Technology Leaders II disclaims beneficial ownership of the shares beneficially owned by Technology Leaders I L.P.

(5) Includes options to purchase 1,000 shares of common stock that are exercisable within 60 days.

(6) Includes options to purchase 6,550 shares of common stock that are exercisable within 60 days.

(7) Includes options to purchase 101,250 shares of common stock that are exercisable within 60 days.

(8) Includes options to purchase 6,550 shares of common stock that are exercisable within 60 days. Also includes 1,324 shares held in trust for Mr. Messman's daughter and 1,324 shares held in trust for Mr. Messman's son. Mr. Messman disclaims beneficial ownership of the securities held in trust for his children.

(9) Includes options to purchase 6,550 shares of common stock that are exercisable within 60 days.

(10) Includes options to purchase 13,350 shares of common stock that are exercisable within 60 days.

(11) Includes options to purchase 19,150 shares of common stock that are exercisable within 60 days.




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



(12) Includes options to purchase 154,400 shares of common stock that are exercisable within 60 days.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors, officers and certain beneficial owners of the Company's equity securities are required to file reports of their transactions in the Company's equity securities with the Securities and Exchange Commission on specified due dates. In 2001, reports of transactions by all directors, officers and such beneficial holders were timely filed, with the exception of a late filed Form 5 for Winston J. Churchill. In making this statement, the Company has relied on the written representations of its directors, officers and five percent (5%) stockholders and copies of the reports that they filed with the Securities and Exchange Commission.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All decisions regarding the compensation of the executive officers were made by the compensation committee of the board of directors, which is comprised entirely of non-employee members of the board of directors. Although Mr. Merry made recommendations to the committee with regard to the compensation of the other executive officers he did not participate in the committee's deliberations with respect to his own compensation.



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



                             STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return on our common stock for the period from December 31, 1996, through December 31, 2001, with the cumulative total return on the Nasdaq Index and the peer group index for the same period.


                               [PERFORMANCE GRAPH]

                          Dec-96        Dec-97        Dec-98       Dec-99      Dec-00       Dec-01
                          ------        ------        ------       ------      ------       ------
USDATA                     100            82            33          247         10.00        4.98
Nasdaq                     100           122           173          304          191          152
Peer Group                 100           123           208          400          212          172


1. The peer group consists of SIC Code 737-- computer programming and data processing services.

2. We have historically reinvested earnings in the growth of our business and have not paid cash dividends on our common stock.

3.   Assumes an investment of $100 on December 31, 1996.



[USDATA LOGO]                          14

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION


                             COMPENSATION PHILOSOPHY

Our mission is to succeed in a highly competitive business and achieve maximum returns for our stockholders by providing industrial automation software tools, applications and consulting services designed to provide businesses with the knowledge and control needed to perfect the products they produce and processes they manage.

Our philosophy is to align the compensation of senior management and other employees with that mission and the long-term interests of our stockholders. This philosophy also helps us to:

         o   attract and retain outstanding executives,

         o promote among our executives the economic benefits of stock ownership, and

         o motivate and reward executives who, by their hard work, loyalty and exceptional service, make contributions of special importance to the success of our business.

                             COMPENSATION STRUCTURE

The compensation of our executives consists of:

         o   base salary,

         o   annual cash incentives, and

         o   stock options.

Base Pay. Base pay is established initially on the basis of a combination of subjective factors, including experience and achievements of the individual and the level of responsibility assumed at USDATA. Salary increases are based on:

         o   level of achievement of financial and strategic objectives,

         o   levels of individual responsibility and performance, and

         o   general levels of inflation.

Based on the guidelines discussed above, the 2001 base salaries for Mr. Merry, Mr. Nugent and Mr. Davis were $256,500, $135,000 and $127,800, respectively.

Annual Cash Incentives. Annual cash incentives are intended to create an incentive for executives who significantly contribute to and influence our strategic plans and are responsible for our performance. Our primary objectives are to:

         o   focus executives' attention on profitability and asset management,

         o   encourage teamwork, and

         o tie executives' pay to corporate performance goals consistent with long-term goals of our stockholders.

Incentives are awarded based on achievement of annual financial and strategic goals approved by the compensation committee at the beginning of the year, which goals may include target ranges of:

         o   pretax earnings,

         o   revenue growth,

         o   earnings per share,


[USDATA LOGO]                          15

         o   return on equity,

         o   cash management, or

         o some other objective measurement consistent with long-term goals of our stockholders.

The committee approves a target range for specific and/or strategic goals and a range of potential incentive amounts for each executive, stated as a percentage of base salary, and based upon the executive's ability to impact our performance. Incentives are awarded at year-end based on the level achievement of the goals compared to the target ranges established.

Based on these criteria, neither Mr. Merry nor any other executive was eligible for a cash incentive for 2001.

Stock Options. Stock options are intended to align the interests of executives and key employees with the long-term interests of our stockholders and other investors and to encourage executives and key employees to remain in our employ. Grants are not made in every year, but are awarded subjectively based on the following factors including:

         o   individual's level of responsibility,

         o   amount and term of options already held by the individual, and

         o individual's achievement of financial and strategic objectives, which may include in addition to the goals described above:

             -  developing strategic alliances,

             -  identifying and expanding markets,

             -  developing new products,

             -  expanding existing market share and penetration,

             -  expanding operating capabilities, and

             -  improving net operating margins and return on equity.

In 2001, the committee granted stock options to purchase 10,000 shares, 5,000 shares and 5,000 shares at $3.125 per share to Mr. Merry, Mr. Nugent and Mr. Davis, respectively. These options vest 25% per year beginning with the first anniversary date from date of grant.

Submitted by the compensation committee:

Winston J. Churchill, Chairman
Jack L. Messman
Arthur R. Spector

                  IRS LIMITS ON DEDUCTIBILITY OF COMPENSATION.

Section 162(m) of the Internal Revenue Code provides that publicly held companies may not deduct in any taxable year compensation in excess of $1,000,000 paid to any of the individuals named in the Summary Compensation Table that is not "performance-based." To qualify as "performance-based" compensation, the compensation committee's discretion to grant incentive awards must be strictly limited. The compensation committee believes that the benefit of retaining the ability to exercise discretion under USDATA's incentive compensation plans outweighs the limited risk of loss of tax deductions under section 162(m). Therefore, the compensation committee does not currently plan to qualify its incentive compensation plans under section 162(m).


[USDATA LOGO]                          16

                   EXECUTIVE COMPENSATION & OTHER ARRANGEMENTS

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                       COMPENSATION
                                                 ANNUAL COMPENSATION                      AWARDS
                                    -------------------------------------------      ----------------
                                                                                        SECURITIES
                                                                    OTHER ANNUAL        UNDERLYING         ALL OTHER
   NAME AND PRINCIPAL                                              COMPENSATION       OPTIONS/SARS(#)    COMPENSATION
        POSITION           YEAR      SALARY($)       BONUS($)          ($)(1)               (3)             ($)(2)
   ------------------     ------     ----------     ----------     ------------      ----------------    ------------
Robert A. Merry,           2001      $279,000              --           --                10,000           $2,625
President and Chief        2000      $282,000              --           --                    --           $2,625
Executive Officer          1999      $260,000        $173,978           --                50,000           $2,500

Edward R. Nugent,          2001      $147,000              --           --                 5,000           $1,422
Vice-President Global      2000      $149,000              --           --                20,000           $2,625
Distribution & Services    1999      $144,000        $165,374           --                70,000           $2,500

Timothy G. Davis,          2001      $137,000              --           --                 5,000           $2,625
Vice-President Marketing   2000      $129,000              --           --                    --           $2,625
and Product Development    1999      $120,000        $ 85,424           --                35,000           $2,500

NOTES TO ANNUAL COMPENSATION TABLE:

(1) For 2001, personal benefits did not exceed $50,000 or 10% of the total annual salary and bonus for any executive.

(2) For 2001, all other compensation includes USDATA's contributions to the 401(k) Matched Savings Plan.

(3) Share amounts have been adjusted to reflect the one-for-five reverse stock split effective August 21, 2001.



[USDATA LOGO]                          17

                        OPTION GRANTS IN LAST FISCAL YEAR

Share and per share amounts have been adjusted to reflect the one-for-five reverse stock split effective August 21, 2002.

                                                                                           POTENTIAL REALIZABLE VALUE AT
                                                                                           ASSUMED ANNUAL RATES OF STOCK
                                                                                           PRICE APPRECIATION FOR OPTION
                                                 INDIVIDUAL GRANTS                                     TERM
                               ----------------------------------------------------------  ----------------------------
                                NUMBER OF
                                SECURITIES
                                UNDERLYING      % OF TOTAL
                                 OPTIONS/       OPTIONS/SARS     EXERCISE
                                   SARS          GRANTED TO       OR BASE
                                 GRANTED       EMPLOYEES IN       PRICE       EXPIRATION           5%          10%
             NAME                 (#)(2)        FISCAL YEAR      ($/SH)(3)       DATE             ($)          ($)
             ----               ----------     -------------     ---------    ----------         ------       ------
 Robert A. Merry                 10,000           13.0%           $3.125       3/2/2009         14,920        35,737
 Edward R. Nugent                 5,000            6.5%           $3.125       3/2/2009          7,460        17,869
 Timothy G. Davis                 5,000            6.5%           $3.125       3/2/2009          7,460        17,869

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END STOCK OPTION VALUES

                                                         NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                         OPTIONS/SARS                  IN-THE-MONEY OPTIONS/SARS
                           SHARES                        AT FISCAL YEAR-END (#)        AT FISCAL YEAR-END ($)(1)
                           ACQUIRED ON    VALUE
NAME                       EXERCISE (#)   REALIZED($)    EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
----                       ------------   -----------    -----------  -------------    -----------  -------------
Robert A. Merry                   --              --        97,500        12,500       $         0   $         0
Edward R. Nugent                  --              --        12,051        16,349       $         0   $         0
Timothy G. Davis                  --              --         9,750         9,100       $         0   $         0

(1) Value is based on the difference between the option exercise price and the fair market value per share of our common stock. The fair market value of our common stock on December 31, 2001 was $1.40 per share.

EMPLOYMENT CONTRACTS; SEVERANCE AND CHANGE-IN-CONTROL ARRANGEMENTS

Mr. Merry is an "at will" employee. We have an arrangement with Mr. Merry providing that if he is terminated, other than for gross negligence, that he will be entitled to payment of his salary and certain benefits for a period of one year. In addition, if Mr. Merry's employment is terminated within nine months after any one investor, excluding Safeguard Scientifics, Inc., Technology Leaders I, L.P. and Technology Leaders II, L.P. funds, accumulates 30% or more of our common stock, all of his respective stock options will immediately vest. Mr. Merry's options will also immediately vest upon a change of control.

In addition, the stock options granted in March 2001 to Mr. Nugent and Mr. Davis will immediately vest upon change of control.


[USDATA LOGO]                          18

On April 25, 2002 the Board, upon the recommendation by the compensation committee approved a change of control distribution plan for our executive officers (the "Liquidation Plan"). The compensation committee recommended the approval of the Liquidation Plan in accordance with its general philosophy of aligning the interests of management with the long term interests of all of our stockholders. The options currently held by management align its interests with those of the holders of common stock, and the Liquidation Plan aligns the interests of the executive team with the holders of our preferred stock.

The Liquidation Plan provides compensation to our executive officers based on the liquidation preference received by the stockholders of USDATA's Series B Preferred Stock upon a liquidation event of the Company. The holders of our preferred stock are entitled to a preferential distribution of up to approximately $50 million upon a liquidation event of the Company. Out of this liquidation preference, the holders of the Series B Preferred Stock are entitled to receive approximately $29 million, which equals $30.45 per share on a common stock equivalent basis. In connection therewith, the Liquidation Plan will allow executive officers of USDATA (as a group) to also receive a preferential distribution, prior to any distribution to the holders of our common stock, of;
(a) 15% of the liquidation preference received by the holders of then outstanding shares of Series B Preferred Stock above $9.67 per share and below $19.35 per share on a common stock equivalent basis, and (b) 20% of the liquidation preference received by the holders of then outstanding shares of Series B Preferred Stock above $19.35 per share on a common stock equivalent basis.

The Liquidation Plan will be allocated to USDATA's executives as follows: (a) Mr. Merry will receive the first $500,000 of the Liquidation Plan and (b) thereafter Mr. Merry will receive 25% of any additional allocation in excess of $500,000 with the remainder to be divided between USDATA's top executives (up to a maximum of five executives).

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH MANAGEMENT AND OTHERS

In January 2001, SCP and Safeguard each elected to exercise their right to convert their eMake Series A preferred stock into shares of our Series B Convertible Preferred Stock ("Series B Preferred"). SCP and Safeguard each hold 132,500 shares of our Series B Preferred, totaling 265,000 shares. Each share of Series B Preferred may be converted into the number of shares of common stock determined by dividing the purchase price of such share of $100.00 plus any accrued but unpaid dividends by the conversion price of $30.25. Dividends are cumulative and are payable in additional shares of Series B Preferred at a rate of $8.00 per share per annum.

On March 30, 2001, we received an equity contribution of $1.5 million from SCP through the issuance of 37,500 shares of Series C-1 Preferred Stock and a warrant to purchase up to 75,000 shares of Series C-2 Preferred Stock. In addition, SCP had committed to purchase an additional 37,500 shares of Series C-1 Preferred ("Option Stock") at the purchase price of $40 per share or $1.5 million. We could have exercised our right to sell these shares on or before the expiration of nine months after March 30, 2001, but not before May 30, 2001. In addition, we needed to be in compliance with specified monthly targets as defined in the Series C Preferred Stock Purchase Agreement.

On July 20, 2001, we exercised our right to sell 16,250 shares of the Option Stock to SCP. We received $635,596, net of transaction costs, in exchange for issuing these shares to SCP.

In March 2002, we entered into a First Amendment to the Series C Preferred Stock Purchase Agreement (the "Agreement"). The Agreement extended the Option Stock draw down period to December 31, 2002, deleted the specified monthly target provisions and provided for additional warrant coverage equal to 50% of the remaining Option Stock, or 10,625 shares. All other


[USDATA LOGO]                          19
terms of the original Series C Preferred Stock Purchase Agreement were unchanged. The agreement was unanimously approved by the disinterested members of our board of directors on March 8, 2002.

The Series C Preferred Stock is convertible into our common stock at a conversion rate of 100 shares of common stock for each share of Series C Preferred Stock. Cumulative dividends are payable at $4.00 per share per annum in the form of additional shares of Series C Preferred. As an additional condition to this financing, SCP and Safeguard agreed to not exercise their right to exchange shares of Series A-1 and Series A-2, respectively, Preferred Stock of eMake that they may receive upon the exercise of warrants issued by eMake Corporation.

Pursuant to our certificate of incorporation, the holders of the Series C Preferred Stock are entitled to elect one director to our board of directors by the vote of a majority of the holders of the Series C Preferred. Currently, SCP holds all of the outstanding Series C Preferred Stock. As a result, at its discretion SCP may elect one additional director to our board of directors.

In addition, pursuant to the Second Amended and Restated Investors' Rights Agreement, SCP (as long as it owns at least 5% of our common stock on an as-converted basis) is entitled to propose one director for election to our board of directors. SCP has proposed that Winston J. Churchill be its director nominee, to stand for election as proposed.

                         INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP has been engaged by the Company to serve as our independent accountants since November 11, 1999. A representative of KPMG LLP is expected to be present at the annual meeting and will have an opportunity at the meeting to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                                  ANNUAL REPORT


The Company's Annual Report for the year ended December 31, 2001, including financial statements and other information with respect to the Company, is enclosed with this Proxy Statement. Additional copies of this Annual Report may be obtained by writing to the Chief Financial Officer of the Company at 2435 North Central Expressway, Richardson, TX 75080-27.

                                  OTHER MATTERS

Management is not aware of any other matters that may come before the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named in the enclosed proxy card will vote upon such business in accordance with their best judgment.

          STOCKHOLDERS PROPOSALS FOR THE COMPANY'S 2003 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2003 Annual Meeting of Stockholders must be received by the Chief Financial Officer of the Company at the Company's offices located at 2435 North Central Expressway, Richardson, Texas 75080-2759, not later than December 31, 2002 in order to be included in the Proxy Statement and form of proxy relating to that meeting. However, if the date of the 2003 Annual Meeting is more than 30 days from the anniversary date of the Annual Meeting, in order to be included in the Proxy Statement and form of proxy relating to that meeting, a stockholder's notice must be received a reasonable time before the Company begins to print and mail the proxy materials for such Annual Meeting. In addition, such proposals must comply with the requirements of Rule 14a-8, as promulgated under Regulation 14A the Securities Exchange Act of 1934, as amended, and their inclusion in the proxy statement will be determined pursuant to Rule 14a-8.


[USDATA LOGO]                          20

         It is important that your shares be represented at the Annual Meeting. Stockholders are urged to mark, date, execute and return promptly the accompanying proxy card in the enclosed envelope.



                                      By Order of the Board of Directors,

                                      /s/ ROBERT A. MERRY

                                      Robert A. Merry
                                      President and Chief Executive Officer

April 30, 2002


APPENDIX A -AUDIT COMMITTEE CHARTER


[USDATA LOGO]                          21

                                                                      APPENDIX A

                               USDATA CORPORATION
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

GENERAL

         The role of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of USDATA Corporation (the "Corporation") is to assist the Board of Directors in fulfilling its oversight responsibilities by:

         o Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Reviewing and appraising the audit efforts of the Corporation's independent accountants.

         o Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

COMPOSITION

         The Committee shall consist of three or more directors as determined by the Board. No later than June 14, 2001, each member of the Committee shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the principal exchange or system on which the Corporation's common stock is traded. Directors who are affiliates of the Company, or officers or employees of the Company or of its subsidiaries, will not be considered independent.

     All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in that member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The members of the Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

MEETINGS

         The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chair of the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Corporation's independent accountants are to be ultimately accountable to the Board and the Committee, and the Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Committee shall:

         Documents/Reports Review

         o Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

         o Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         o Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form 10-Q prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

         Independent Accountants

         o Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

         o On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Corporation, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

         o Recommend to the Board any appropriate action to oversee the independence of the independent accountants.

         o Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         o Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

         Financial Reporting Processes

         o In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

         o Consider the independent accountant's judgment about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         o Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

         o Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgment made in management's preparation of the financial statements and the view of each as to appropriateness of such judgment.

         o Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         o Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         o Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

         Ethical and Legal Compliance

         o Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

         o Review with the Corporation's legal counsel any matter that could have a significant impact on the Corporation's financial statements.

         o Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.


         Adopted by Resolution of the Board of Directors effective as of September 22, 2000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.                        PLEASE MARK
                                                                               YOUR VOTES AS
                                                                               INDICATED IN  [X]
                                                                               THIS EXAMPLE


1. ELECTION OF DIRECTORS                               Nominees:

   FOR all nominees               WITHHOLD             01 Winston J. Churchill  04 Jack L. Messman
     listed below                AUTHORITY             02 James W. Dixon        05 Arthur R. Spector
   (except as marked     to vote for all nominee(s)    03 Robert A. Merry
   to the contrary)             listed below
                                                       To withhold authority to vote for any individual nominee while voting
         [ ]                        [ ]                for the remainder, strike a line through the nominee's name in the list.






Signature                                               Signature                                               Date
         ----------------------------------------------          ----------------------------------------------     ----------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
------------------------------------------------------------------------------------------------------------------------------------
                                                     - FOLD AND DETACH HERE -


                                                           [USDATA LOGO]

                                                   Your Proxy vote is important,
                                             regardless of the number of shares you own.

                                   Whether or not you plan to attend the meeting in person, please complete, date and sign the above Proxy card and return it without delay in the enclosed envelope.

                                     PROXY

                               USDATA CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE SIGN AND DATE THIS PROXY, AND INDICATE HOW YOU WISH TO VOTE, ON THE BACK OF THIS CARD. PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

When you sign and return this proxy card, you

o appoint Robert A. Merry (or any substitutes he may appoint), as proxies to vote your shares, as you have instructed, at the annual meeting on May 28, 2002, and at any adjournments of that meeting,

o authorize the proxies to vote, in their discretion, upon any other business properly presented at the meeting, and

o revoke any previous proxies you may have signed.

IF YOU DO NOT INDICATE HOW YOU WISH TO VOTE, THE PROXIES WILL VOTE FOR ALL NOMINEES TO THE BOARD OF DIRECTORS, AND AS THEY MAY DETERMINE, IN THEIR DISCRETION, WITH REGARD TO ANY OTHER MATTER PROPERLY PRESENTED AT THE MEETING.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                 [USDATA LOGO]